SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

JOHNSON OUTDOORS INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

JOHNSON OUTDOORS INC.
555 Main Street
Racine, Wisconsin 53403

SUPPLEMENT TO PROXY STATEMENT DATED JANUARY 28, 2004

Dear Shareholder:

        This is a supplement, dated February 27, 2004, to the proxy statement, dated January 28, 2004 (the “2004 Proxy Statement”), for the 2004 annual meeting of shareholders of Johnson Outdoors Inc. (the “Company”). This proxy supplement updates the 2004 Proxy Statement for certain developments that occurred after January 28, 2004. The Company is first mailing this proxy supplement on or about February 27, 2004. You should read this proxy supplement in conjunction with the 2004 Proxy Statement that was previously delivered to you.

Going Private Proposal

        On February 20, 2004, the Company received a nonbinding proposal to acquire outstanding shares of Class A and Class B common stock of the Company for a cash price of $18.00 per share. The proposal is from Samuel C. Johnson (majority shareholder and director of the Company) and Helen P. Johnson-Leipold (Chairman and Chief Executive Officer and director of the Company), and pertains to all shares of the Company not already owned by them, any member of their family or entities controlled by them.

        According to the proposal, the intent is to return full ownership in the Company to the Johnson family, and for all other holders of outstanding common stock to receive cash for their shares, through a negotiated merger transaction. The proposal also states that Mr. Johnson and Ms. Johnson–Leipold have no interest in selling their shares and will not support an alternative transaction. The proposal further states that no changes are anticipated in the Company’s current business as a result of the proposed transaction.

        In response to the proposal, the Board of Directors of the Company has appointed a special committee of independent directors to evaluate the proposal on behalf of the Company. The members of the special committee are Thomas F. Pyle, Jr., Terry E. London and John M. Fahey, Jr. The special committee has the authority to retain its own independent financial and legal advisors.

Adjournment of Annual Meeting

        The Company’s 2004 annual meeting of shareholders (the “Annual Meeting”) was convened on February 25, 2004. After determination that a quorum was present, the Annual Meeting was adjourned until Tuesday, March 9, 2004, at 10:00 a.m., Central Time. The adjourned Annual Meeting will reconvene at that time at the Company’s Headquarters, located at 555 Main Street, Racine, Wisconsin. The record date for the Annual Meeting will remain unchanged.

        At the reconvened Annual Meeting, shareholders will consider and vote on the following three proposals, as originally set forth in the 2004 Proxy Statement:

1.	A proposal to elect six directors to serve for the ensuing year.

2.	A proposal to approve the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan.

3.	A proposal to approve an amendment to the Johnson Outdoors Inc. 1987 Employees’ Stock Purchase Plan.

        THE PROPOSAL FROM MR. JOHNSON AND MS. JOHNSON-LEIPOLD WILL NOT BE CONSIDERED OR ACTED UPON AT THE ANNUAL MEETING. If an agreement were to be entered into with respect to the proposed transaction, appropriate documents would be filed with the Securities and Exchange Commission at that time and distributed to shareholders. However, the special committee of independent directors of the Company’s Board of Directors is at the beginning stages of evaluating the proposal on behalf of the Company and no decisions whatsoever have been made by the special committee in respect of the Company’s response to the proposal.

Information Respecting Proxies for Reconvened Annual Meeting

        Enclosed is another proxy card for Class A common stock and/or a proxy card for Class B common stock and a postage-paid, return envelope. If you have not already returned your completed proxy, please promptly complete, sign, date and mail the enclosed proxy card(s) (or, if applicable, follow the instructions for voting by telephone or via Internet supplied to you by your bank or brokerage firm). If you have already returned your proxy, you do not need to return the enclosed proxy unless you wish to change your vote, which you may do by completing, signing, dating and mailing the enclosed proxy card(s) (or, if applicable, by following the instructions for voting by telephone or via Internet supplied to you by your bank or brokerage firm). Such new proxy when received will supersede your earlier proxy. In any event, execution of a proxy will not affect a shareholder’s right to attend the adjourned Annual Meeting and to vote in person. Presence at the adjourned Annual Meeting of a shareholder who has signed a proxy does not itself revoke a proxy. Any shareholder giving a proxy may revoke it at any time before it is exercised by giving notice in writing to the Secretary of the Company or by giving notice in open meeting at the reconvened Annual Meeting.

        In order to attend the reconvened Annual Meeting in person, you must be a shareholder of record on the record date, hold a valid proxy from a record holder or be an invited guest of the Company. You will be asked to provide proper identification at the registration desk on the day of the reconvened meeting. We appreciate your cooperation in complying with these procedures.

By Order of the Board of Directors
/s/ Paul A. Lehmann
Paul A. Lehmann
Secretary

Racine, Wisconsin
February 27, 2004

2

CLASS A COMMON STOCK

PROXY

JOHNSON OUTDOORS INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class A common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Tuesday, February 25, 2004, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2 AND 3.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

(Continued and to be signed on reverse side)

JOHNSON OUTDOORS INC. 2004 ANNUAL MEETING
PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.   •

	For All	Withhold All	For All Except		For	Against	Abstain
1. ELECTION OF DIRECTORS
   By Holders of Class A common stock
   Terry E. London  John M. Fahey, Jr.
   _______________________________
   (Instructions: To withhold authority
   to vote for any individual nominee,
   write the name(s) if the nominee(s)
above.)	|_|	|_|	|_|	3. Approval of the proposed amendment to the Johnson Outdoors Inc. 1987 Employees' Stock Purchase Plan.	|_|	|_|	|_|
2. Approval of the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan	For |_|	Against |_|	Abstain |_|	4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Check appropriate box Indicate changes below: Address Change? |_| Name Change? |_|
Date:

Signature(s) ______________________________________________

Note: Please sign exactly as your name appears on your
stock certificate. Joint owners should each sign
personally. A corporation should sign full corporate name
by duly authorized officers and affix corporate seal, if
any. When signing as attorney, executor, administrator,
trustee or guardian, give full title as such.

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE, DETACH AND MAIL THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE

CLASS B COMMON STOCK

PROXY

JOHNSON OUTDOORS INC.
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD FEBRUARY 25, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
JOHNSON OUTDOORS INC.

The undersigned constitutes and appoints HELEN P. JOHNSON-LEIPOLD and PAUL A. LEHMANN, and each of them, each with full power to act without the other, and each with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Class B common stock of Johnson Outdoors Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at its headquarters, located at 555 Main Street, Racine, Wisconsin, on Tuesday, February 25, 2004, at 10:00 a.m. local time, and at any adjournment or postponement thereof:

The Board of Directors recommends a vote FOR Items 1, 2 and 3.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES SPECIFIED IN ITEM 1 AND FOR ITEMS 2 AND 3.

The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

(Continued and to be signed on reverse side)

JOHNSON OUTDOORS INC. 2004 ANNUAL MEETING
PLEASE MARK VOTES AS IN THIS EXAMPLE USING DARK INK ONLY.   •

	For All	Withhold All	For All Except		For	Against	Abstain
1. ELECTION OF DIRECTORS
   By Holders of Class B common stock
   Samuel C. Johnson  Helen P. Johnson-Leipold
   Thomas F. Pyle, Jr.  Gregory E. Lawton
   _______________________________
   (Instructions: To withhold authority
   to vote for any individual nominee,
   write the name(s) if the nominee(s)
above.)	|_|	|_|	|_|	3. Approval of the proposed amendment to the Johnson Outdoors Inc. 1987 Employees' Stock Purchase Plan.	|_|	|_|	|_|
2. Approval of the Johnson Outdoors Inc. 2003 Non-Employee Director Stock Ownership Plan	For |_|	Against |_|	Abstain |_|	4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.
Check appropriate box Indicate changes below: Address Change? |_| Name Change? |_|
Date:

Signature(s) ______________________________________________

Note: Please sign exactly as your name appears on your
stock certificate. Joint owners should each sign
personally. A corporation should sign full corporate name
by duly authorized officers and affix corporate seal, if
any. When signing as attorney, executor, administrator,
trustee or guardian, give full title as such.

FOLD AND DETACH HERE

YOUR VOTE IS IMPORTANT!

PLEASE VOTE, SIGN, DATE, DETACH AND MAIL THE PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE